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                                                                   EXHIBIT 10.25


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                          SUNTRUST PLAZA GARDEN OFFICES

                                 LEASE AGREEMENT



                                 by and between



                         SUNTRUST PLAZA ASSOCIATES, LLC,
                       a Georgia limited liability company


                                       and


                                 INTERLAND, INC.
                              a Georgia corporation





                                  May 16, 2000



                                Atlanta, Georgia





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                          SUNTRUST PLAZA GARDEN OFFICES

                                ATLANTA, GEORGIA




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                                    OFFICE LEASE

                                    BASIC LEASE INFORMATION


                                    Date:            May 16, 2000

                                    Landlord:        SunTrust Plaza Associates, LLC,
                                                     a Georgia limited liability company

                                    Tenant: Interland, Inc., a Georgia corporation

Paragraph 1,                        Premises:        Suite 500
Subparagraph (h)                                     Suite 560

Paragraph 1,                        Rentable Area of Premises:         50,863 square feet
                                                                       of Rentable Area
Subparagraph (j)

Paragraph 1,                        Rentable Area of Office Tower:     650,712 square feet
Subparagraph (j)                                                       of Rentable Area

Paragraph 1,                        Tenant's Percentage Share:         7.8165%
                                                                       ------
Subparagraph (l)

Paragraph 2                         Commencement Date:                 Fifteen (15) days after
                                                                       Delivery Date

Paragraph 2                         Expiration Date: One day prior to the tenth (10th)
                                                     anniversary of the Commencement Date
                                                     for the initial portion of the Premises

Paragraph 3,                        Base Rental (per annum per square foot of
Subparagraph (a)                    Rentable Area of Premises):  $16.25 for first Lease Year,
                                                                 increasing each year thereafter
                                                                 by 2.5% of the Base Rental in the

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
                                                                 then expiring Lease Year

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Paragraph 31                        Security Deposit:            Beginning of
                                                                 Lease Year       Security Deposit
                                                                 ----------       ----------------
                                                                 Year 1           $1,695,000
                                                                 Year 2           $1,483,000
                                                                 Year 3           $1,186,500
                                                                 Year 4           $847,500
                                                                 Year 5           $593,000
                                                                 Years 6&7        $339,000
                                                                 Years 8-10       $212,000

Paragraph 33                        Tenant's Address
                                    for Notices:

                                            Prior to Commencement Date:

                                    Interland, Inc.
                                    101 Marietta Street
                                    Suite 200
                                    Atlanta, GA 30303
                                    Attn: _____________________

                                    Following Commencement Date:

                                    Interland, Inc.
                                    303 Peachtree Center Avenue
                                    Suite 500
                                    Atlanta, GA 30308
                                    Attn: _____________________

Paragraph 33                        Landlord's Address
                                    for Notices:

                                    SunTrust Plaza Associates, LLC
                                    c/o Portman Management Company
                                    303 Peachtree Street
                                    Suite LL-120
                                    Atlanta, Georgia 30308
                                    Attn: Property Manager
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
                                    with copy sent to:

                                    SunTrust Plaza Associates, LLC
                                    c/o SunTrust Real Estate Corporation
                                    919 East Main Street
                                    Post Office Box 26665
                                    Richmond, VA 23261-6665
                                    Attn:  Ms. Susan C. Gallienne

Paragraph 42                        Exhibits:

                                            EXHIBIT A - Legal Description

                                            EXHIBIT B - Floor Plan(s)

                                            EXHIBIT C - Initial Improvement of
                                                           the Premises

                                            EXHIBIT C-1 - Definition of Premises Shell

                                            EXHIBIT D - Rules and Regulations

                                                     EXHIBIT E - Additional Provisions
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BASIC LEASE INFORMATION CONTINUED . . .


                     EXHIBIT F - Memorandum of Commencement
                                     of Rental

                     EXHIBIT G - Technical Specifications

Exhibit C - Initial Improvement of the Premises:

                     Landlord's Contribution (per square foot of Rentable Area of Premises): $28.00

Exhibit E - Design Fee Allowance

                    $2.00 per square foot of Rentable Area of Premises

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the Lease shall control.

                                            LANDLORD:

                                            SUNTRUST PLAZA ASSOCIATES, LLC,
                                            a Georgia limited liability company

                                            By:  SUNTRUST BANKS, INC.,
                                                 as Managing Partner

                                                 By: /s/ Susan C. Gallienne
                                                    ---------------------------
                                                 Title: First Vice President
                                                       ------------------------

                                                               [SEAL]

                                            TENANT:

                                            INTERLAND, INC.,
                                            a Georgia corporation


                                                 By: /s/ Chris Covington
                                                    ---------------------------
                                                 Title: Senior Vice President
                                                       ------------------------

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                                                                [SEAL]
                          SUNTRUST PLAZA GARDEN OFFICES
                                ATLANTA, GEORGIA

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TABLE OF CONTENTS                                                                                                Page
                                                                                                                 ----

         1.       Definitions....................................................................................   1
         2.       Term; Completion of Improvements...............................................................   5
         3.       Rental.........................................................................................   6
         4.       Use............................................................................................   8
         5.       Services.......................................................................................   9
         6.       Taxes Payable by Tenant........................................................................  10
         7.       Alterations....................................................................................  10
         8.       Liens..........................................................................................  11
         9.       Repairs........................................................................................  11
         10.      Destruction or Damage..........................................................................  12
         11.      Insurance......................................................................................  13
         12.      Release and Subrogation........................................................................  13
         13.      Indemnification................................................................................  14
         14.      Compliance with Legal Requirements.............................................................  15
         15.      Assignment and Subletting......................................................................  15
         16.      Rules..........................................................................................  17
         17.      Entry by Landlord..............................................................................  18
         18.      Events of Default..............................................................................  18
         19.      Remedies.......................................................................................  19
         20.      Landlord's Right to Cure Defaults..............................................................  20
         21.      Attorney's Fees................................................................................  21
         22.      Landlord's Default.............................................................................  21
         23.      Eminent Domain.................................................................................  22
         24.      Subordination..................................................................................  22
         25.      No Merger......................................................................................  24
         26.      Sale...........................................................................................  24
         27.      Estoppel Certificate...........................................................................  24
         28.      No Light, Air or View Easement.................................................................  24
         29.      Holding Over...................................................................................  24
         30.      Abandonment....................................................................................  25
         31.      Security Deposit...............................................................................  25
         32.      Waiver.........................................................................................  26
         33.      Notices........................................................................................  26
         34.      Complete Agreement.............................................................................  27
         35.      Corporate Authority............................................................................  27
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
         36.      [Intentionally Deleted]........................................................................  27
         37.      Personalty of Tenant...........................................................................  27
         38.      Quiet Enjoyment................................................................................  27
         39.      Hazardous Substances...........................................................................  27
         40.      Force Majeure..................................................................................  28
         41.      Miscellaneous..................................................................................  29
         42.      Exhibits; Additional Provisions ...............................................................  29
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                          SUNTRUST PLAZA GARDEN OFFICES

                                      LEASE


         THIS LEASE (hereinafter referred to as the "Lease"), dated as of May ____, 2000 (for the purpose of reference only), is made and entered into by and between SUNTRUST PLAZA ASSOCIATES, LLC, a Georgia limited liability company (hereinafter referred to as the "Landlord") and INTERLAND, INC., a Georgia Corporation (hereinafter referred to as "Tenant");

                              W I T N E S S E T H:

         Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

         1. DEFINITIONS. For the purposes of this Lease and in addition to the terms defined elsewhere in this Lease, the following defined terms shall have the meanings ascribed thereto in this Paragraph 1:

                  (a) "Additional Rental" shall mean the sums payable pursuant to subparagraph 3(a)(2) of this Lease.

                  (b) "Base Rental" shall mean the sums payable pursuant to subparagraph 3(a)(1) of this Lease.

                  (c) "Building" shall mean the land and other real property located in Atlanta, Georgia, as more particularly described on Exhibit A attached hereto and made a part hereof, the building constructed thereon known as "SunTrust Plaza Garden Offices" (which name may be changed at Landlord's sole discretion), and all other improvements on or appurtenances to said real property.

                  (d) "Default Rate" shall mean a rate per annum equal to the lesser of (i) the Prime Rate plus three (3) percentage points or (ii) the highest rate of interest permitted by law. (e) "Delivery Date" as defined in Paragraph 2(a).

                  (f) "Office Tower" shall mean all office floors of the Building.

                  (g) "Operating Expenses" shall mean the aggregate of all costs and expenses of ownership, management, operation and maintenance of the Building and supporting


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